UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Blue Chip Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.13%, 1.99%, 1.91% and 0.67% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Blue Chip Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-12.53%	-8.52%	6.74%	11.08%	2.85%
Class B	-12.86%	-9.21%	5.85%	10.13%	1.99%
Class C	-12.87%	-9.23%	5.93%	10.20%	2.05%
Institutional Class	-12.36%	-8.05%	7.21%	11.55%	3.34%
Russell 1000® Index+	-9.54%	-4.62%	8.63%	11.23%	4.24%
S&P 500® Index++	-9.64%	-4.68%	8.23%	10.62%	3.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 16.82	$ 15.47	$ 15.73	$ 17.51
10/31/07	$ 22.57	$ 20.92	$ 21.22	$ 23.43
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .16	$ —	$ —	$ .27
Capital Gain Distributions	$ 2.94	$ 2.94	$ 2.94	$ 2.94
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	690	of	863	80
3-Year	515	of	680	76
5-Year	272	of	498	55
10-Year	166	of	201	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,622	$11,463	$15,938	$12,479
	Average annual total return	-13.78%	4.66%	9.77%	2.24%
Class B	Growth of $10,000	$8,848	$11,677	$16,102	$12,173
	Average annual total return	-11.52%	5.30%	10.00%	1.99%
Class C	Growth of $10,000	$9,077	$11,886	$16,255	$12,255
	Average annual total return	-9.23%	5.93%	10.20%	2.05%
Russell 1000 Index+	Growth of $10,000	$9,538	$12,819	$17,027	$15,149
	Average annual total return	-4.62%	8.63%	11.23%	4.24%
S&P 500 Index++	Growth of $10,000	$9,532	$12,678	$16,566	$14,651
	Average annual total return	-4.68%	8.23%	10.62%	3.89%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Blue Chip Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$919,500	$1,232,200	$1,727,300	$1,389,500
	Average annual total return	-8.05%	7.21%	11.55%	3.34%
Russell 1000 Index+	Growth of $1,000,000	$953,800	$1,281,900	$1,702,700	$1,514,900
	Average annual total return	-4.62%	8.63%	11.23%	4.24%
S&P 500 Index++	Growth of $1,000,000	$953,200	$1,267,800	$1,656,600	$1,465,100
	Average annual total return	-4.68%	8.23%	10.62%	3.89%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.91% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Blue Chip Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-12.41%	-8.27%	6.96%	5.67%
Russell 1000 Index+	-9.54%	-4.62%	8.63%	7.53%
S&P 500 Index++	-9.64%	-4.68%	8.23%	7.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 16.82
10/31/07	$ 22.59
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .21
Capital Gain Distributions	$ 2.94
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	678	of	863	79
3-Year	499	of	680	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 4/30/08
DWS Blue Chip Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$9,173	$12,236	$11,957
	Average annual total return	-8.27%	6.96%	5.67%
Russell 1000 Index+	Growth of $10,000	$9,538	$12,819	$12,662
	Average annual total return	-4.62%	8.63%	7.53%
S&P 500 Index++	Growth of $10,000	$9,532	$12,678	$12,475
	Average annual total return	-4.68%	8.23%	7.04%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 874.70	$ 871.40	$ 871.30	$ 875.90	$ 876.40
Expenses Paid per $1,000*	$ 5.59	$ 9.72	$ 9.21	$ 4.85	$ 3.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.90	$ 1,014.47	$ 1,015.02	$ 1,019.69	$ 1,021.18
Expenses Paid per $1,000*	$ 6.02	$ 10.47	$ 9.92	$ 5.22	$ 3.72
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.20%	2.09%	1.98%	1.04%	.74%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Blue Chip Fund's performance, management strategy and the market environment during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: The six-month period from October 31, 2007 though April 30, 2008 was a time of considerable economic uncertainty and significant turmoil in capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by tightening of financial conditions and an increasingly volatile equity market.

In this challenging economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -9.82% for the period.1 Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. The Russell 1000® Index posted a return of -9.54% for the six months ended March 2008, while the Russell 2000® Index returned -12.92%.2

1Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of -12.53% for the six months ended April 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmarks, the Russell 1000® Index, which had a return of -9.54%, and the Standard & Poor's 500® (S&P 500) Index, which returned -9.64% for the period.3

Q: How is this fund managed?

A: Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

We continually monitor the model in an effort to further refine and enhance our stock selection process. As market conditions change, and as changes are made to factors in the model and their weights, turnover in the portfolio can vary considerably from one period to the next. In addition, new investments in the fund and redemptions may affect turnover.

We look for "blue chip" companies whose stock price is attractive relative to potential growth, using quantitative techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential. We normally sell a stock when we believe its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting the fund's emphasis on or within a given industry.

Q: What decisions had the most positive effects on the fund's performance relative to its benchmarks?

A: Three sectors in which our management process made a significant contribution to returns relative to the Russell 1000 Index were capital goods, technology hardware and equipment, and banks.

In the capital goods sector, performance benefited from an underweight relative to the benchmark in General Electric Co., which performed poorly.4 Also positive was an overweight position in Caterpillar, Inc., which reported a significant increase in earnings as a result of strong global demand for its construction, mining and forestry machinery.

Positive comparisons in the technology hardware and equipment sector resulted mainly from not owning some of the largest producers of computers and semiconductor chips. Positions in Juniper Networks, Inc., a network infrastructure company, and Seagate Technology, Inc. a producer of hard drives, also contributed to performance.

In the banks sector, the model's guidance regarding what stocks to underweight proved to be of great value, as the fund avoided some of the large banks that were down sharply. Also positive was an overweight position in PNC Financial Services Group, Inc., one of the few banks with a positive return for this period.

Q: Which holdings had a negative impact on performance?

A: The fund's positioning in the energy, health care equipment and services, and transportation sectors detracted from performance. In the energy sector, several holdings that had been quite strong in prior periods were down sharply during this period. These include Tesoro Corp. and Frontier Oil Corp., both of which are refiners and marketers of petroleum products.

Holdings in the health care equipment and services that performed poorly include Humana Inc., a health and supplemental benefits company whose stock dropped sharply when it announced a much less optimistic 2008 earnings outlook, and Health Net Inc., a managed care company.

In the transportation sector, positions in several airlines including AMR Corp., US Airways Group, Inc. and Continental Airlines Inc. detracted from returns. Performance relative to the benchmark was also hurt by not owning several railroads that performed well.

Q: Do you have other comments for shareholders?

A: Although performance during this challenging period was disappointing, we believe that our quantitative process for stock selection can enable this fund to perform well over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Common Stocks	97%	100%
Cash Equivalents	3%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/08	10/31/07

Information Technology	15%	16%
Industrials	15%	11%
Health Care	14%	13%
Financials	14%	15%
Energy	13%	14%
Consumer Discretionary	11%	13%
Consumer Staples	7%	8%
Materials	5%	4%
Telecommunication Services	4%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (21.7% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.0%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.6%
3. ConocoPhillips Producer of petroleum and other natural gases	2.6%
4. Boeing Co. Manufacturer of jet airplanes	2.1%
5. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.0%
6. Bank of New York Mellon Corp. Provides a complete range of financial services	2.0%
7. Honeywell International, Inc. Manufacturer of diversified technology products	1.9%
8. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	1.9%
9. The Goldman Sachs Group, Inc. Provider of global investment banking services	1.8%
10. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 11.0%
Auto Components 0.9%
Autoliv, Inc.	22,700	1,390,148
Cooper Tire & Rubber Co.	41,500	545,310
Johnson Controls, Inc.	22,100	779,246
Lear Corp.*	42,900	1,225,653
		3,940,357
Hotels Restaurants & Leisure 2.2%
McDonald's Corp.	70,300	4,188,474
Yum! Brands, Inc.	130,300	5,300,604
		9,489,078
Household Durables 0.5%
Leggett & Platt, Inc. (a)	55,400	919,640
NVR, Inc.*	1,100	674,850
Sony Corp. (ADR)	7,900	361,741
Whirlpool Corp.	4,400	320,232
		2,276,463
Leisure Equipment & Products 0.2%
Hasbro, Inc.	19,300	686,308
Media 3.3%
Comcast Corp. "A"	240,900	4,950,495
DISH Network Corp. "A"*	56,900	1,697,896
Liberty Global, Inc. "A"*	26,000	920,140
Scholastic Corp.*	12,400	349,060
The DIRECTV Group, Inc.*	247,000	6,086,080
Time Warner, Inc.	34,800	516,780
		14,520,451
Multiline Retail 0.3%
Big Lots, Inc.* (a)	33,200	897,396
Dollar Tree, Inc.*	11,600	366,560
		1,263,956
Specialty Retail 3.4%
AutoZone, Inc.*	23,000	2,777,250
Best Buy Co., Inc.	142,000	6,108,840
RadioShack Corp. (a)	183,900	2,556,210
Rent-A-Center, Inc.*	24,000	516,720
The Gap, Inc.	82,400	1,534,288
TJX Companies, Inc.	43,600	1,404,792
		14,898,100
Textiles, Apparel & Luxury Goods 0.2%
Fossil, Inc.*	22,200	794,538
Consumer Staples 7.1%
Beverages 2.5%
Coca-Cola Enterprises, Inc.	70,900	1,595,250
Pepsi Bottling Group, Inc.	55,300	1,864,163
PepsiCo, Inc.	111,600	7,647,948
		11,107,361
Food & Staples Retailing 1.2%
Kroger Co.	184,600	5,030,350
Food Products 0.4%
Chiquita Brands International, Inc.*	19,900	452,725
Fresh Del Monte Produce, Inc.*	38,100	1,207,389
		1,660,114
Household Products 1.6%
Colgate-Palmolive Co.	95,400	6,744,780
Kimberly-Clark Corp.	1,000	63,990
Procter & Gamble Co.	3,700	248,085
		7,056,855
Personal Products 0.2%
Herbalife Ltd.	15,400	674,212
Tobacco 1.2%
Altria Group, Inc.	138,900	2,778,000
Loews Corp. — Carolina Group	40,300	2,646,501
		5,424,501
Energy 13.1%
Energy Equipment & Services 3.2%
ENSCO International, Inc.	60,600	3,862,038
Global Industries Ltd.*	53,000	845,880
Noble Corp.	45,100	2,538,228
Transocean, Inc.*	45,866	6,763,400
		14,009,546
Oil, Gas & Consumable Fuels 9.9%
Apache Corp.	35,300	4,754,204
Chevron Corp.	118,500	11,393,775
ConocoPhillips	130,400	11,233,960
ExxonMobil Corp.	37,286	3,470,208
Frontier Oil Corp.	97,900	2,432,815
Frontline Ltd. (a)	15,100	846,506
Marathon Oil Corp.	85,000	3,873,450
Mariner Energy, Inc.*	9,600	264,576
Occidental Petroleum Corp.	7,600	632,396
Petro-Canada	12,800	641,536
Sunoco, Inc.	77,000	3,573,570
		43,116,996
Financials 13.3%
Capital Markets 5.2%
Bank of New York Mellon Corp.	199,500	8,684,235
GFI Group, Inc.	5,300	62,275
Morgan Stanley	31,100	1,511,460
Northern Trust Corp.	16,000	1,185,760
State Street Corp.	46,700	3,368,938
The Goldman Sachs Group, Inc.	40,500	7,750,485
		22,563,153
Commercial Banks 2.0%
Cullen/Frost Bankers, Inc.	5,100	284,682
PNC Financial Services Group, Inc.	36,600	2,538,210
Susquehanna Bancshares, Inc.	8,600	171,054
Wells Fargo & Co.	194,300	5,780,425
		8,774,371
Diversified Financial Services 1.7%
Bank of America Corp.	10,200	382,908
Interactive Brokers Group, Inc. "A"*	4,400	138,908
JPMorgan Chase & Co.	150,400	7,166,560
		7,688,376
Insurance 4.3%
ACE Ltd.	78,400	4,726,736
Allied World Assurance Co. Holdings Ltd.	5,800	239,134
Berkshire Hathaway, Inc. "B"*	500	2,228,500
Endurance Specialty Holdings Ltd.	6,400	237,632
MetLife, Inc.	104,200	6,340,570
PartnerRe Ltd.	16,300	1,205,874
The Travelers Companies, Inc.	49,600	2,499,840
W.R. Berkley Corp.	8,000	205,520
XL Capital Ltd. "A"	28,200	983,898
		18,667,704
Real Estate Investment Trusts 0.1%
ProLogis (REIT)	3,700	231,657
Health Care 13.6%
Biotechnology 2.2%
Gilead Sciences, Inc.*	141,200	7,308,512
Isis Pharmaceuticals, Inc.* (a)	33,400	393,452
OSI Pharmaceuticals, Inc.*	49,400	1,711,710
		9,413,674
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	31,900	1,988,008
Intuitive Surgical, Inc.*	10,000	2,892,600
Kinetic Concepts, Inc.*	27,600	1,094,616
		5,975,224
Health Care Providers & Services 4.8%
Aetna, Inc.	146,600	6,391,760
Express Scripts, Inc.*	24,700	1,729,494
Health Net, Inc.*	83,100	2,433,999
Humana, Inc.*	111,500	5,328,585
Kindred Healthcare, Inc.*	9,100	215,943
Medco Health Solutions, Inc.*	98,600	4,884,644
		20,984,425
Life Sciences Tools & Services 0.5%
Invitrogen Corp.*	25,800	2,414,106
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	260,100	5,714,397
Eli Lilly & Co.	74,300	3,576,802
Johnson & Johnson	12,900	865,461
Merck & Co., Inc.	67,400	2,563,896
Pfizer, Inc.	64,000	1,287,040
Schering-Plough Corp.	199,400	3,670,954
Sepracor, Inc.*	127,600	2,749,780
		20,428,330
Industrials 14.3%
Aerospace & Defense 7.1%
Boeing Co.	109,200	9,266,712
Bombardier, Inc. "B"*	71,600	469,229
General Dynamics Corp.	27,200	2,459,424
Goodrich Corp.	4,300	293,045
Honeywell International, Inc.	141,400	8,399,160
Lockheed Martin Corp.	72,300	7,666,692
Northrop Grumman Corp.	32,000	2,354,240
		30,908,502
Airlines 0.4%
SkyWest, Inc.	14,200	270,226
US Airways Group, Inc.*	187,300	1,608,907
		1,879,133
Commercial Services & Supplies 0.9%
Allied Waste Industries, Inc.*	125,400	1,549,944
Deluxe Corp.	7,000	148,820
IKON Office Solutions, Inc.	7,500	82,125
The Brink's Co.	18,400	1,338,600
United Stationers, Inc.*	17,900	789,211
		3,908,700
Construction & Engineering 0.9%
EMCOR Group, Inc.*	14,300	358,358
Fluor Corp.	10,400	1,589,848
Perini Corp.*	34,500	1,248,210
Shaw Group, Inc.*	18,000	889,560
		4,085,976
Electrical Equipment 0.1%
A.O. Smith Corp.	2,500	77,350
Emerson Electric Co.	2,300	120,198
GrafTech International Ltd.*	11,300	222,045
		419,593
Industrial Conglomerates 1.7%
3M Co.	6,900	530,610
General Electric Co.	207,400	6,781,980
		7,312,590
Machinery 1.6%
Caterpillar, Inc.	85,300	6,984,364
Marine 0.3%
Kirby Corp.*	19,500	1,069,380
Road & Rail 1.3%
Ryder System, Inc.	81,600	5,587,152
Information Technology 14.7%
Communications Equipment 0.4%
Cisco Systems, Inc.*	70,300	1,802,492
Computers & Peripherals 4.8%
Apple, Inc.*	46,700	8,123,465
International Business Machines Corp.	39,200	4,731,440
Lexmark International, Inc. "A"*	49,900	1,566,361
QLogic Corp.*	12,100	193,116
Sun Microsystems, Inc.*	105,000	1,644,300
Western Digital Corp.*	157,700	4,571,723
		20,830,405
Electronic Equipment & Instruments 0.3%
Arrow Electronics, Inc.*	9,600	261,216
Dolby Laboratories, Inc. "A"*	25,600	1,027,840
		1,289,056
Internet Software & Services 1.7%
eBay, Inc.*	64,500	2,018,205
Google, Inc. "A"*	9,000	5,168,610
		7,186,815
IT Services 1.0%
Accenture Ltd. "A"	63,000	2,365,650
Computer Sciences Corp.*	49,800	2,170,782
		4,536,432
Semiconductors & Semiconductor Equipment 3.3%
Amkor Technology, Inc.*	281,700	2,690,235
Applied Materials, Inc.	300,300	5,603,598
Texas Instruments, Inc.	208,500	6,079,860
		14,373,693
Software 3.2%
Activision, Inc.*	15,200	411,160
Advent Software, Inc.*	2,600	103,636
Microsoft Corp.	462,800	13,199,056
Symantec Corp.*	3,000	51,660
		13,765,512
Materials 4.5%
Chemicals 3.0%
Celanese Corp. "A"	49,800	2,228,550
CF Industries Holdings, Inc.	34,700	4,639,390
Monsanto Co.	27,800	3,169,756
Terra Industries, Inc.*	84,400	3,195,384
		13,233,080
Containers & Packaging 0.7%
Greif, Inc. "A"	3,200	206,720
Owens-Illinois, Inc.*	50,400	2,779,560
		2,986,280
Metals & Mining 0.8%
AK Steel Holding Corp.	55,300	3,471,734
Telecommunication Services 4.2%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	139,500	5,400,045
Embarq Corp.	83,100	3,454,467
Telus Corp.	6,100	280,560
Verizon Communications, Inc.	227,800	8,765,744
Vimpel-Communications (ADR)	1,900	57,304
		17,958,120
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	9,200	352,360
Utilities 1.5%
Electric Utilities 0.1%
Edison International	1,900	99,123
Southern Co.	15,000	558,450
		657,573
Gas Utilities 0.2%
ONEOK, Inc.	17,800	856,536
Independent Power Producers & Energy Traders 0.5%
Constellation Energy Group, Inc.	27,200	2,302,480
Multi-Utilities 0.7%
Sempra Energy	50,500	2,861,834
Total Common Stocks (Cost $402,662,674)		423,709,998
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 1.08%**, 7/17/2008 (b) (Cost $1,176,779)	1,180,000	1,176,681
	Shares	Value ($)

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $4,244,910)	4,244,910	4,244,910

Cash Equivalents 2.7%
Cash Management QP Trust, 2.54% (c) (Cost $11,698,305)	11,698,305	11,698,305
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $419,782,668)+	101.3	440,829,894
Other Assets and Liabilities, Net	(1.3)	(5,565,208)
Net Assets	100.0	435,264,686
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $424,464,234. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $16,365,660. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,399,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,034,248.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $3,999,176 which is 0.9% of net assets.
(b) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depository Receipt

REIT: Real Estate Investment Trust

At April 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/19/2008	36	11,905,812	12,474,000	568,188

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $403,839,453) — including $3,999,176 of securities loaned	$ 424,886,679
Investment in Daily Assets Fund Institutional (cost $4,244,910)*	4,244,910
Investment in Cash Management QP Trust (cost $11,698,305)	11,698,305
Total investments, at value (cost $419,782,668)	440,829,894
Foreign currency, at value (cost $2,260)	2,279
Dividends receivable	532,144
Interest receivable	29,987
Receivable for Fund shares sold	160,636
Other assets	70,614
Total assets	441,625,554
Liabilities
Payable upon return of securities loaned	4,244,910
Payable for Fund shares redeemed	1,052,777
Accrued management fee	215,330
Payable for daily variation margin on open futures contracts	45,654
Other accrued expenses and payables	802,197
Total liabilities	6,360,868
Net assets, at value	$ 435,264,686
Net Assets Consist of
Undistributed net investment income	1,060,159
Net unrealized appreciation (depreciation) on: Investments	21,047,226
Futures	568,188
Foreign currency	19
Accumulated net realized gain (loss)	(38,580,932)
Paid-in capital	451,170,026
Net assets, at value	$ 435,264,686
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($349,054,724 ÷ 20,751,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.82
Maximum offering price per share (100 ÷ 94.25 of $16.82)	$ 17.85

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,813,651 ÷ 2,186,372 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.47

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,207,857 ÷ 1,983,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.73
Class S Net Asset Value, offering and redemption price(a) per share ($17,361,561 ÷ 1,032,376 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.82
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,826,893 ÷ 218,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.51
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,263)	$ 4,229,725
Interest — Cash Management QP Trust	207,766
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	30,312
Interest	13,148
Total Income	4,480,951
Expenses: Management fee	1,331,312
Services to shareholders	648,722
Custodian fee	13,646
Distribution and service fees	817,020
Professional fees	40,881
Trustees' fees and expenses	36,395
Reports to shareholders and shareholder meeting	314,846
Registration fees	22,049
Other	15,188
Total expenses before expense reductions	3,240,059
Expense reductions	(26,286)
Total expenses after expense reductions	3,213,773
Net investment income (loss)	1,267,178
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(32,491,124)
Futures	(1,442,552)
Foreign currency	58
(33,933,618)
Change in net unrealized appreciation (depreciation) on: Investments	(37,862,809)
Futures	524,851
Foreign currency	19
(37,337,939)
Net gain (loss)	(71,271,557)
Decrease in net assets from operations	$ (70,004,379)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 1,267,178	$ 3,338,323
Net realized gain (loss)	(33,933,618)	68,294,971
Change in net unrealized appreciation (depreciation)	(37,337,939)	(1,996,848)
Net increase (decrease) in net assets resulting from operations	(70,004,379)	69,636,446
Distributions to shareholders from: Net investment income: Class A	(3,078,928)	(2,738,892)
Institutional Class	(187,355)	(432,682)
Class S	(134,793)	(28,478)
Net realized gains: Class A	(55,864,357)	(39,726,473)
Class B	(6,808,462)	(6,841,540)
Class C	(5,458,631)	(4,177,298)
Institutional Class	(2,053,080)	(3,716,947)
Class S	(1,887,960)	(350,177)
Total distributions	(75,473,566)	(58,012,487)
Fund share transactions: Proceeds from shares sold	34,054,721	96,852,474
Reinvestment of distributions	71,651,790	54,957,959
Cost of shares redeemed	(97,175,587)	(182,778,511)
Redemption fees	1,844	6,136
Net increase (decrease) in net assets from Fund share transactions	8,532,768	(30,961,942)
Increase (decrease) in net assets	(136,945,177)	(19,337,983)
Net assets at beginning of period	572,209,863	591,547,846
Net assets at end of period (including undistributed net investment income of $1,060,159 and $3,194,057, respectively)	$ 435,264,686	$ 572,209,863

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.57	$ 22.16	$ 19.07	$ 17.30	$ 15.24	$ 12.92
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.14	.17[e]	.09	.06	.04
Net realized and unrealized gain (loss)	(2.71)	2.47	2.98	1.73	2.00	2.28
Total from investment operations	(2.65)	2.61	3.15	1.82	2.06	2.32
Less distributions from: Net investment income	(.16)	(.14)	(.06)	(.05)	—	—
Net realized gains	(2.94)	(2.06)	—	—	—	—
Total distributions	(3.10)	(2.20)	(.06)	(.05)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.82	$ 22.57	$ 22.16	$ 19.07	$ 17.30	$ 15.24
Total Return (%)[c]	(12.53)**	12.68	16.54[d]	10.54	13.52	17.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	436	429	405	382	349
Ratio of expenses (%)	1.20*	1.13	1.12	1.19	1.13	1.19
Ratio of net investment income (%)	.70*	.68	.82[d]	.49	.42	.34
Portfolio turnover rate (%)	74**	266	259	329	222	185
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.92	$ 20.72	$ 17.94	$ 16.37	$ 14.55	$ 12.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.01)	(.01)[e]	(.04)	(.06)	(.05)
Net realized and unrealized gain (loss)	(2.50)	2.27	2.79	1.61	1.88	2.17
Total from investment operations	(2.51)	2.26	2.78	1.57	1.82	2.12
Less distributions from: Net realized gains	(2.94)	(2.06)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.47	$ 20.92	$ 20.72	$ 17.94	$ 16.37	$ 14.55
Total Return (%)[c]	(12.86)d**	11.72	15.50[d,e]	9.59[d]	12.51[d]	17.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	52	74	100	138	178
Ratio of expenses before expense reductions (%)	2.10*	1.99	2.11	2.16	2.09	2.00
Ratio of expenses after expense reductions (%)	2.09*	1.99	2.02	2.01	2.01	2.00
Ratio of net investment income (loss) (%)	(.19)*	(.18)	(.06)[e]	(.33)	(.46)	(.47)
Portfolio turnover rate (%)	74**	266	259	329	222	185
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.22	$ 20.97	$ 18.12	$ 16.53	$ 14.69	$ 12.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	(.00)***	.02[e]	(.04)	(.07)	(.06)
Net realized and unrealized gain (loss)	(2.55)	2.31	2.83	1.63	1.91	2.20
Total from investment operations	(2.55)	2.31	2.85	1.59	1.84	2.14
Less distributions from: Net realized gains	(2.94)	(2.06)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.73	$ 21.22	$ 20.97	$ 18.12	$ 16.53	$ 14.69
Total Return (%)[c]	(12.87)**	11.77	15.73[e]	9.62[d]	12.53[d]	17.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	40	43	43	46	47
Ratio of expenses before expense reductions (%)	1.98*	1.91	1.83	2.02	2.06	1.99
Ratio of expenses after expense reductions (%)	1.98*	1.91	1.83	2.00	2.00	1.99
Ratio of net investment income (loss) (%)	(.08)*	(.10)	.11[e]	(.32)	(.45)	(.46)
Portfolio turnover rate (%)	74**	266	259	329	222	185
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.59	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.19	.19[e]	.07
Net realized and unrealized gain (loss)	(2.69)	2.48	2.98	.59
Total from investment operations	(2.62)	2.67	3.17	.66
Less distributions from: Net investment income	(.21)	(.17)	(.12)	—
Net realized gains	(2.94)	(2.06)	—	—
Total distributions	(3.15)	(2.23)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.82	$ 22.59	$ 22.15	$ 19.10
Total Return (%)	(12.41)**	12.91	16.72[d,e]	3.58d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	4	1
Ratio of expenses before expense reductions (%)	1.04*	.91	1.02	1.12*
Ratio of expenses after expense reductions (%)	1.04*	.91	1.01	1.00*
Ratio of net investment income (%)	.86*	.90	.91[e]	.49*
Portfolio turnover rate (%)	74**	266	259	329
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.43	$ 22.91	$ 19.73	$ 17.90	$ 15.70	$ 13.25
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.24	.26[d]	.17	.12	.11
Net realized and unrealized gain (loss)	(2.80)	2.58	3.07	1.80	2.08	2.34
Total from investment operations	(2.71)	2.82	3.33	1.97	2.20	2.45
Less distributions from: Net investment income	(.27)	(.24)	(.15)	(.14)	—	—
Net realized gains	(2.94)	(2.06)	—	—	—	—
Total distributions	(3.21)	(2.30)	(.15)	(.14)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 17.51	$ 23.43	$ 22.91	$ 19.73	$ 17.90	$ 15.70
Total Return (%)	(12.36)c**	13.21	17.02[c,d]	11.04[c]	14.01[c]	18.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	29	41	73	50.2
Ratio of expenses before expense reductions (%)	.75*	.67	.78	.77	.74	.72
Ratio of expenses after expense reductions (%)	.74*	.67	.73	.73	.74	.72
Ratio of net investment income (%)	1.16*	1.14	1.25[d]	.95	.81	.81
Portfolio turnover rate (%)	74**	266	259	329	222	185
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The tax character of current year distributions will be determined at the current fiscal year.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008 purchases and sales of investment securities (excluding short-term instruments) aggregated $347,193,789 and $424,436,280, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Accordingly, for the six months ended April 30, 2008 the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended from April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2008
Class A	$ 414,959	$ 211,777
Class B	75,392	40,659
Class C	42,716	22,546
Class S	24,496	11,738
Institutional Class	2,327	1,048
	$ 559,890	$ 287,768

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 151,435	$ 21,753
Class C	126,763	19,639
	$ 278,198	$ 41,392

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 447,652	$ 132,468.24%
Class B	49,487	13,223.25%
Class C	41,683	12,786.25%
	$ 538,822	$ 158,477

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period ended April 30, 2008 aggregated $13,345.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2008 the CDSC for Class B and C shares aggregated $93,537 and $819, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $2,892 for the Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $14,529, of which $4,602 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $22,470 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2008 the Advisor agreed to reimburse the Fund $1,300, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008 the custodian fees were reduced by $216 and $2,300, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,280,583	$ 22,922,252	3,383,059	$ 72,810,915
Class B	104,593	1,727,154	216,780	4,347,300
Class C	156,473	2,642,906	273,143	5,537,440
Institutional Class	2,762	57,413	64,138	1,372,867
Class S	377,259	6,704,996	599,054	12,783,952
		$ 34,054,721		$ 96,852,474
Shares issued to shareholders in reinvestment of distributions
Class A	3,111,997	$ 55,518,887	1,920,225	$ 39,767,959
Class B	402,504	6,625,350	345,793	6,687,628
Class C	315,165	5,275,857	203,871	3,997,992
Institutional Class	120,713	2,240,435	193,817	4,149,628
Class S	111,680	1,991,261	17,156	354,752
		$ 71,651,790		$ 54,957,959
Shares redeemed
Class A	(2,974,465)	$ (52,854,625)	(5,348,862)	$ (115,295,115)
Class B	(809,310)	(13,344,322)	(1,653,405)	(33,099,618)
Class C	(387,585)	(6,456,201)	(637,890)	(12,957,691)
Institutional Class	(1,143,815)	(22,755,321)	(819,589)	(18,523,664)
Class S	(100,588)	(1,765,118)	(133,211)	(2,902,423)
		$ (97,175,587)		$ (182,778,511)
Redemption fees		$ 1,844		$ 6,136
Net increase (decrease)
Class A	1,418,115	$ 25,587,164	(45,577)	$ (2,711,015)
Class B	(302,213)	(4,991,788)	(1,090,833)	(22,064,615)
Class C	84,053	1,462,565	(160,876)	(3,421,766)
Institutional Class	(1,020,340)	(20,456,381)	(561,634)	(13,001,169)
Class S	388,351	6,931,208	482,989	10,236,623
		$ 8,532,768		$ (30,961,942)

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Blue Chip Fund (the "Fund") was held on March 31, 2008 and then reconvened on May 1, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	15,282,075.1945	618,135.7225
Henry P. Becton, Jr.	15,278,324.6135	621,886.3035
Dawn-Marie Driscoll	15,272,702.0218	627,508.8952
Keith R. Fox	15,277,395.3628	622,815.5542
Paul K. Freeman	15,288,249.4732	611,961.4438
Kenneth C. Froewiss	15,283,262.7591	616,948.1579
Richard J. Herring	15,277,760.1761	622,450.7409
William McClayton	15,283,879.8326	616,331.0844
Rebecca W. Rimel	15,282,598.9337	617,611.9833
William N. Searcy, Jr.	15,273,063.0039	627,147.9131
Jean Gleason Stromberg	15,279,174.1408	621,036.7762
Robert H. Wadsworth	15,285,975.3747	614,235.5423
Axel Schwarzer	15,281,134.3453	619,076.5717

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

2. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
11,527,417.6991	450,696.1027	900,916.6458

3. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
11,419,778.1045	541,464.2017	917,794.1416

4. Approval of the Revision of the Fundamental Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
11,465,528.0661	487,895,3966	925,611.9849

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

• The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

• The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

• The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

• The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008